                           TERRITORIAL RESOURCES, INC.

                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT


                                    OFFERING

                                       OF

                                1,918,750 SHARES

                                       TO

                                ASIA ENERGY LTD.



     UNTIL THE ANNIVERSARY DATE OF THE "CLOSING DATE" (AS DEFINED HEREIN) IN THE CALENDAR YEAR 1997, THE SHARES OF COMMON STOCK THAT ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT (SOMETIMES REFERRED TO HEREIN AS THE "SHARES" OR THE "SECURITIES") MAY NOT BE SOLD TO OR FOR THE ACCOUNT OR BENEFIT OF A "US PERSON," AS DEFINED IN REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES OF AMERICA, AS AMENDED (THE "ACT"). THE SECURITIES THAT ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE ACT (OR UNDER THE SECURITIES LAWS OF THE UNITED KINGDOM, FRANCE OR ANY OTHER JURISDICTION), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES TO OR FOR THE BENEFIT OR ACCOUNT OF A "US PERSON" UNLESS REGISTERED UNDER THE ACT (AND APPLICABLE STATE SECURITIES LAWS) OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, NOR MAY THEY BE OFFERED OR SOLD IN THE UNITED KINGDOM, FRANCE OR ANY OTHER JURISDICTION UNLESS APPROVED FOR SALE UNDER THE LAWS OF SUCH JURISDICTION OR UNLESS AN EXEMPTION FROM SUCH APPROVAL IS AVAILABLE. IN THE ABSENCE OF SUCH REGISTRATION OR APPROVAL, THE COMPANY SHALL REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION OR APPROVAL AS A CONDITION TO PERMITTING THE TRANSFER OF ANY SUCH SECURITIES.

               REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

This Regulation S Securities Subscription Agreement ("Agreement") is executed in reliance upon the transactional exemption afforded by Regulation S (Regulation "S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933 of the United States of America, as amended (the "Act").

This Agreement has been executed by ASIA ENERGY LTD., a Canadian corporation formed under the laws of the Province of Alberta (the "Subscriber"), in connection with the private placement of 1,918,750 shares (the "Shares" or the "Securities") of common stock, no par value, of TERRITORIAL RESOURCES, INC., a corporation formed under the laws of the State of Colorado in the United States of America, whose principal place of business is 450 Sam Houston Parkway East, Suite 140, Houston, Texas USA 77060 (the "Issuer").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Issuer and Subscriber hereby agree as follows:

1. DESCRIPTION OF THE SECURITIES. The Securities consist of 1,918,750 shares of common stock, no par value, of the Issuer. The Securities shall entitle the Subscriber to all the rights of a stockholder of the Issuer with respect to such Securities. The Shares will upon issuance be represented by one or more certificates (the "Certificates").

2. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE. The Subscriber hereby subscribes for the entire 1,918,750 Shares. Such Shares shall be purchased for an aggregate purchase price (the "Purchase Price") consisting of the following:

      (a) Five (5) shares (the "SOTAMO Shares") of common stock, $.001 par value per share, of SOCO TAMTSAG MONGOLIA, INC., a Delaware close corporation ("SOTAMO");

      (b) Causing to be terminated and surrendered to the Issuer that certain Option Agreement, dated as of March 31, 1996, as amended on or before the date of the Closing Date (as defined below), by and between the Issuer and Subscriber pursuant to which the Issuer granted a right in favor of Subscriber to acquire from Issuer certain of its shares of capital stock of SOTAMO (as amended on or before the date of the Closing, the "Option Agreement"); and

      (c) All cash, whether in United States or Canadian Dollars or any other currency, that is held in the accounts of or otherwise owned by Subscriber as of the Closing Date (as defined herein), which cash shall be equal in value (in addition to any amounts paid or redelivered to Subscriber pursuant to the provisions of Paragraph 3(d) below) to not less than US$240,000.00 (the amount of cash constituting a portion of the Purchase Price is referred to herein as the "Cash Portion of the Purchase Price"), and which cash shall be delivered to Issuer in United States Dollars, by wire transfer, pursuant to wire transfer instructions delivered to Subscriber by Issuer not less than two business days prior to the Closing Date.

3. THE CLOSING; CLOSING TRANSACTIONS. The closing (the "Closing") of the purchase and sale of the Shares shall take place at the principal executive offices of the Issuer in Houston, Texas at 10:00 a.m. on July 19, 1996 (the "Closing Date"), or such other date not later than August 19, 1996, as the parties shall mutually agree. At the Closing:

      (a)    The Subscriber shall:

             (i) cause to be delivered to the Issuer, within seven (7) days after the Closing Date, a certificate or certificates representing the five (5) SOTAMO Shares that were issued in the name of Subscriber, together with blank stock powers with respect thereto executed by Subscriber;

             (ii) cause to be delivered to the Issuer the Shareholders' Consent, substantially in the form of Exhibit A, attached hereto and made a part hereof by each of the shareholders of SOTAMO (the "Shareholders' Consent");

             (iii) execute and deliver to the Issuer a document in form and substance reasonably satisfactory to the Issuer evidencing the termination of the Option Agreement; and

             (iv) deliver to the Issuer the Cash Portion of the Purchase Price as provided above.

      (b) The Issuer will cause to be issued and delivered, within seven (7) days after the Closing Date, to (and in the name of) the Subscriber one or more Certificates representing the entire 1,918,750 Shares.

      (c) Each of the Issuer and Subscriber shall execute and deliver to each other that certain Administrative Services Agreement, a copy of which is attached hereto as Exhibit B and made a part hereof (the "Administrative Services Agreement").

      (d) The Issuer shall have paid or caused to be delivered to Subscriber all amounts loaned to, or advanced to or on behalf of, Issuer by Subscriber on or before the Closing Date, as well as any amounts that may be due Subscriber as of the Closing Date in connection with the Administrative Services Agreement. Such payment shall be paid in a manner that is mutually agreeable to the parties hereto, which may, among other methods, include an offset from the Cash Portion of the Purchase Price to be paid at the Closing.

The transactions contemplated hereby to occur at the Closing are sometimes referred to herein as the "Closing Transactions."

4. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION. Subscriber represents and warrants to, and covenants and agrees with, the Issuer as follows:

      (a)    CORPORATE AND OTHER AUTHORIZATION REPRESENTATIONS.

             (i) Subscriber is a corporation duly incorporated, validly existing and in good standing under the laws of the province of Alberta, Canada.

             (ii) The execution, delivery and performance by the Subscriber of this Agreement and the consummation by it of the transactions contemplated hereby are within the Subscriber's corporate powers and authority, and have been duly authorized and approved by all necessary corporate action, including without limitation any authorization or approval required by its Board of Directors or shareholders, if any.
      This Agreement and each of the other documents executed by Subscriber on the date hereof have been duly executed by Subscriber and constitute the valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors' rights in general, as well as generally principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each of the other documents and agreements to be executed by Subscriber at or before the Closing in connection herewith will be duly executed by Subscriber and will constitute the valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors' rights in general, as well as generally principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). As of the Closing, all corporate action on the part of Subscriber required under applicable law in order to consummate the Closing Transactions will have occurred.

      (b)    THE PURCHASE PRICE.

             (i) Except for the required Shareholders' Consent (as defined below), the execution and delivery of this Agreement does not constitute and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any right or obligation or to loss or a benefit under, any provision of Subscriber's Certificate of Incorporation, Bylaws or similar governing instruments (collectively, "Subscriber's Governing Documents") or any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Subscriber or any of its properties or assets (including without limitation the assets constituting the Purchase Price). Except for the required Shareholders' Consent, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Subscriber in connection with the execution and delivery of this agreement by Subscriber or the consummation by it of the transactions contemplated hereby. Notwithstanding anything in this clause (i) to the contrary, the transfer of the SOTAMO Shares to the Issuer as contemplated by this Agreement requires the execution and delivery of the Shareholders' Consent (or a document similar in substance thereto) by all the shareholders of SOTAMO. Subscriber hereby covenants and agrees to use its best efforts to cause such Shareholders' Consent to be secured and delivered at of before the Closing Date.

             (ii) Subscriber owns all right, title and interest in and to each of the SOTAMO Shares and the Option Agreement, free and clear of any lien, claim, charge, pledge, security interest, hypothecation or other claim or encumbrance (collectively, "Encumbrances" and individually an "Encumbrance"), except as otherwise provided in that certain Stockholders' Agreement, dated as of November 7, 1994, by and among SOTAMO, SOCO International, Inc., PT. BIP Energimas and Corbin Associates Limited (the "Stockholders' Agreement"). Upon the consummation of the Closing Transactions, (A) Subscriber will have sold, assigned, transferred, conveyed, and delivered to Issuer, and Issuer will be the sole owner of all right, title and interest in and to the Cash Portion of the Purchase Price and the SOTAMO Shares, free and clear of all Encumbrances (other than the continuing obligations of the Issuer under the Stockholders' Agreement with respect to the SOTAMO Shares), and
      (B) the Option Agreement will have been terminated and be of no further force or effect.

             (iii) None of the information supplied or to be supplied by Subscriber, insofar as it relates to Subscriber, any of the assets constituting the Purchase Price or the Closing Transactions, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c)    CERTAIN SUBSCRIBER REPRESENTATIONS.

             (i) Subscriber is not a "US Person" (whenever such term is used herein, it shall have the meaning given such term in Regulation S, as summarized on Exhibit C hereto).

             (ii) At the time this purchase was originated, Subscriber was outside the United States and is outside of the United States as of the date of the execution and delivery of this Subscription Agreement.

             (iii) Subscriber is purchasing the Securities for Subscriber's own account for investment only and not with a view to the resale or distribution and not on behalf of any US Person, and the resale of any of the Securities has not been pre-arranged with a purchaser in the United States.

             (iv) There have not been and there are currently no distributors participating in the placement of the Securities.

             (vi) Subscriber represents and warrants and hereby agrees that no offers or sales of the Securities shall be made on or after the date hereof, and prior to the anniversary date of the Closing Date in the calendar year 1997 (the "Restricted Period"), in the United States, or to or for the benefit of a "US Person"; the Securities may not be offered or sold in the United States or to or for the benefit of a "US Person" unless registered under the Act (and applicable state securities laws) or unless an exemption from such registration is available, nor may they be offered or sold in the United Kingdom, France or any other jurisdiction unless approved for sale under the laws of such jurisdiction or unless an exemption from such approval is available. Subscriber acknowledges and understands that, in the absence of such registration or approval, the Issuer shall require an opinion of counsel satisfactory to it as to the availability of an exemption from registration or approval as a condition to permitting the offers and/or sales of any of the Securities. Subscriber represents and warrants that it is not a resident of the United Kingdom and has not received this Subscription Agreement in the United Kingdom, unless Subscriber is a person who falls within Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 (as for the time being in force), including authorized persons under the Financial Services Act 1986 and qualifying corporate and institutional investors.

             (vii) Subscriber acknowledges that the purchase of the Securities involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Securities, including the total loss of its investment.

             (viii) Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration and approval requirements of United States federal and state securities laws and the securities laws of certain other countries and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Securities.

             (ix) Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

             (x) Neither Subscriber nor any party acting directly or indirectly on behalf of Subscriber (a) has a short position in, has otherwise effected a short position in, or has engaged in any type of "hedging" transaction with respect to, any of the Securities, nor (b) will, on or before the expiration of the Restricted Period, or any longer period during which the resale of any of the Securities is restricted, have a short position in, or otherwise effect a short sale or engage in any type of "hedging" transaction with respect to, any of the Securities.


             (xi) In evaluating its investment, Subscriber has consulted Subscriber's own investment and/or legal and/or tax advisors.

             (xii) Subscriber acknowledges that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Securities, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act. Subscriber is acquiring the Securities for investment purposes and has no present intention to sell the Securities (or any portion thereof) in the United States or to a "US Person" or for the account or benefit of a "US Person" either now or promptly after the expiration of the Restricted Period.

             (xiii) Subscriber is not currently and does not currently intend to become an underwriter of, or dealer in, the Securities or any portion thereof, and Subscriber is not participating, pursuant to a contractual agreement, in the distribution of the Securities or any portion thereof. If Subscriber is purchasing the Securities subscribed for hereby in representative or fiduciary capacity, the representations and warranties in this Subscription Agreement shall be deemed to have been made on behalf of the person or persons for whom Subscriber is so purchasing as well as on behalf of Subscriber. The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by the Issuer of Subscriber's subscription, and shall survive thereafter.
      If Subscriber has knowledge, prior to the acceptance of its Subscription Agreement by the Issuer, that any such representations and warranties shall not be true and accurate in any respect, the Subscriber, prior to such acceptance, will give written notice of such fact to the Issuer specifying which representations and warranties are not true and accurate and the reasons therefor. Subscriber agrees to indemnify, defend and hold harmless the Issuer and its officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of Subscriber to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any document provided by the undersigned to the Issuer. Subscriber further agrees to indemnify, defend and hold harmless the Issuer and its officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur from the disposition of the Securities held by Subscriber or any interest therein in violation of the provisions of Paragraph 6 hereof.

      (d) CURRENT PUBLIC INFORMATION. Subscriber acknowledges that Subscriber has been furnished with or has acquired copies of the Issuer's Annual Report on Form 10-K for the year ended March 31, 1996.

      (e) INDEPENDENT INVESTIGATION; ACCESS. Subscriber acknowledges that, in making the decision to purchase the Securities subscribed from, Subscriber has relied upon independent investigations made by both Subscriber and its "purchaser representatives," if any, who have, prior to any sale to it, been given access and the opportunity to examine all material books and records of the Issuer, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from Issuer or any person acting on its behalf concerning the terms and conditions of this offering. Subscriber and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of the Issuer and materials relating to the offer and sale of the Securities which have been requested. Subscriber and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

      (f) NO GOVERNMENT RECOMMENDATION OR APPROVAL. Subscriber understands that no United States or Canadian federal, provincial, state, local or other agency, authority or instrumentality has made or will make any finding or determination relating to the fairness for public investment in the Securities, or has passed on or made, or will pass on or make, any recommendation or endorsement of the Securities.

      (g) ENTITY PURCHASER. The person executing this Subscription Agreement on Subscriber's behalf represents and warrants that:

             (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription Agreement; and

             (ii) He or she is duly authorized to make this investment and to enter into and execute this Subscription Agreement on behalf of such entity.

      (h) EXEMPTION; RELIANCE ON REPRESENTATIONS. Subscriber understands that the offer and sale of the Securities is not being registered under the Act, and that the Issuer is relying on the representations and warranties of the Subscriber in connection with its determination not to cause the Securities or any part thereof to be registered under the Act.

5. REPRESENTATIONS AND WARRANTIES OF ISSUER. Issuer represents and warrants to, and covenants and agrees with, the Subscriber as follows:

      (a) CORPORATE REPRESENTATIONS. Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado in the United States of America. Issuer is duly qualified to do business as a foreign corporation and is in good standing in Texas.

      (b) AUTHORIZATION. The execution, delivery and performance by the Issuer of this Agreement and the consummation by it of the transactions contemplated hereby are within the Issuer's corporate powers and authority, and have been duly authorized and approved by all necessary corporate action, including without limitation any authorization or approval required by its Board of Directors or shareholders, if any. This Agreement and each of the other documents executed by Issuer on the date hereof have been duly executed by Issuer and constitute the valid and binding agreement of Issuer, enforceable against Issuer in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors' rights in general, as well as generally principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each of the other documents and agreements to be executed by Issuer at or before the Closing in connection herewith will be duly executed by Issuer and will constitute the valid and binding agreement of Issuer, enforceable against Issuer in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors' rights in general, as well as generally principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). As of the Closing, all corporate action on the part of Issuer required under applicable law in order to consummate the Closing Transactions will have occurred.

      (c) AUTHORIZED CAPITAL STOCK; ETC. The authorized capital stock of the Issuer consists solely of 30,000,000 shares of common stock, no par value, of which 26,166,104.46 shares (not including the Shares to be issued at the Closing) are duly authorized, validly issued, fully paid and nonassessable. There are currently outstanding warrants and/or options to acquire not more than an additional 1,105,000 shares of common stock, no par value, of the Company. There are no other outstanding subscriptions, options, warrants, convertible securities, calls, commitments, agreements or rights (contingent or otherwise) of any character to purchase or otherwise acquire from the Issuer any shares of, or any securities convertible into, the capital stock of the Issuer. There are no preemptive rights with respect to the issuance of the outstanding shares of capital stock of the Issuer or any other capital shares of the Issuer, and the Shares are not subject to any such preemptive or other similar rights.

      (d) THE SHARES. Upon the issuance of the Shares at the Closing and the payment of the Purchase Price therefor at the Closing, (i) such Shares will represent 1,918,750 shares of the common stock, no par value, of the Issuer, and such Shares will be duly authorized, validly issued, fully paid and non-assessable, and (ii) the Subscriber will be the holder of all record and beneficial interest in such Shares, free and clear of any Encumbrance (other than any of the same that may be imposed thereon by the Subscriber or any party claiming through it).

      (e) THE AGREEMENT; ETC. The execution and delivery of this Agreement does not constitute and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any right or obligation or to loss or a benefit under, any provision of Issuer's Articles of Incorporation,

Bylaws or similar governing instruments (collectively, "Issuer's Governing Documents") or any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Issuer or any of its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Issuer in connection with the execution and delivery of this agreement by Issuer or the consummation by it of the transactions contemplated hereby.

      (f) INFORMATION. None of the information supplied or to be supplied by Subscriber, insofar as it relates to Issuer, the Shares or the Closing Transactions, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

6. RESTRICTIONS ON TRANSFERABILITY; RESTRICTIVE LEGENDS. None of the Securities shall be transferable except in accordance with the provisions of this Paragraph.

      (a)    RESTRICTIONS ON TRANSFER, INDEMNIFICATION.     UNTIL THE
ANNIVERSARY DATE OF THE CLOSING DATE IN THE CALENDAR YEAR 1997, THE SHARES OF COMMON STOCK THAT ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT (SOMETIMES REFERRED TO AS THE "SHARES" OR THE "SECURITIES") MAY NOT BE SOLD TO OR FOR THE ACCOUNT OR BENEFIT OF A "US PERSON," AS DEFINED IN REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES OF AMERICA, AS AMENDED (THE "ACT"). THE SECURITIES THAT ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE ACT (OR UNDER THE SECURITIES LAWS OF THE UNITED KINGDOM, FRANCE OR ANY OTHER JURISDICTION), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES TO OR FOR THE BENEFIT OR ACCOUNT OF A "US PERSON" UNLESS REGISTERED UNDER THE ACT (AND APPLICABLE STATE SECURITIES LAWS) OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, NOR MAY THEY BE OFFERED OR SOLD IN THE UNITED KINGDOM, FRANCE OR ANY OTHER JURISDICTION UNLESS APPROVED FOR SALE UNDER THE LAWS OF SUCH JURISDICTION OR UNLESS AN EXEMPTION FROM SUCH APPROVAL IS AVAILABLE. IN THE ABSENCE OF SUCH REGISTRATION OR APPROVAL, THE COMPANY SHALL REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION OR APPROVAL AS A CONDITION TO PERMITTING THE TRANSFER OF ANY SUCH SECURITIES.

      (b) The Certificates representing the Shares will be issued subject to a restrictive legend substantially as follows:

      "UNTIL [INSERT THE DATE THAT IS THE ANNIVERSARY DATE OF THE CLOSING DATE IN THE CALENDAR YEAR 1997], THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") MAY NOT BE SOLD TO OR FOR THE ACCOUNT OR BENEFIT OF A "US PERSON," AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES OF AMERICA, AS AMENDED (THE "ACT"). THE SHARES HAVE NOT BEEN REGISTERED UNDER THE ACT (OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES) OR APPROVED FOR SALE UNDER THE SECURITIES LAWS OF THE UNITED KINGDOM, FRANCE OR ANY OTHER JURISDICTIONS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES TO OR FOR THE BENEFIT OR ACCOUNT OF A "US PERSON" UNLESS REGISTERED UNDER THE ACT (AND APPLICABLE STATE SECURITIES LAWS) OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, NOR MAY THEY BE OFFERED OR SOLD IN THE UNITED KINGDOM, FRANCE OR ANY OTHER JURISDICTION UNLESS APPROVED FOR SALE UNDER THE LAWS OF SUCH JURISDICTION OR UNLESS AN EXEMPTION FROM SUCH APPROVAL IS AVAILABLE. IN THE ABSENCE OF SUCH REGISTRATION OR APPROVAL, THE COMPANY SHALL REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION OR APPROVAL OF SALE AS A CONDITION TO PERMITTING THE TRANSFER OF THE SHARES."

      (c) NOTICE OF PROPOSED TRANSFERS. Prior to any transfer, offer to transfer or attempted transfer of the Securities or any portion thereof, Subscriber shall give written notice to the Issuer of such intention to effect such transfer. Each such notice shall (x) describe the manner and circumstances of the proposed transfer in sufficient detail, and shall contain an undertaking by the person giving such notice to furnish such other information as may be required, to enable counsel to render the opinion referred to below and (y) designate the counsel for the person giving such advice, such counsel to be satisfactory to the Issuer. The person giving such advice shall submit a copy thereof to the counsel designated in such notice and the following provisions shall apply.

             (i) If, in the opinion of counsel to Subscriber, a copy of which opinion shall have been delivered to the Issuer, the proposed transfer of the Securities may be effected pursuant to the terms of the Subscription Agreement and without registration of such Securities under the Act (and applicable state securities laws) or approval for sale under the securities laws of the United Kingdom, France or any other jurisdiction, as applicable, the Issuer shall, as promptly as practicable, so notify Subscriber, as the case may be, and Subscriber shall thereupon be entitled to transfer such security in accordance with the terms of the notice delivered by Subscriber to the Issuer. Each certificate or other document evidencing the Securities thus to be transferred (and each certificate or other document evidencing any untransferred balance of the Securities evidenced by such certificate or other document) shall bear the restrictive legends referred to above, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Act (and applicable state securities laws) or with the securities laws of the United Kingdom, France or any other jurisdiction as applicable.

             (ii) If, in the opinion of such counsel, the proposed transfer of the Securities may not be effected without registration under the Act (and applicable state securities laws) or approval for sale under the securities laws of the United Kingdom, France or any other jurisdiction, as applicable, the Issuer shall, as promptly as practicable, so notify Subscriber. However, the Issuer shall have no obligation to register such securities under the Act (and applicable state securities laws) or obtain approval for sale under the securities laws of the United Kingdom, France of any other jurisdiction as applicable, except as otherwise provided in this Subscription Agreement. Subscriber giving the notice under this Subparagraph shall not be entitled to transfer any of the Securities until receipt of notice from the Issuer under Paragraph (i) of this Subparagraph or registration of such Securities under the Act (and applicable state securities laws) has become effective or approval for sale under the securities laws of the United Kingdom, France or any other jurisdiction, as applicable, has been obtained.

      (d) REMOVAL OF LEGEND. The Issuer shall, at the request of Subscriber, exchange the certificates or other documents evidencing the Securities for similar certificates or documents not bearing the restrictive legend required by the provisions of this Subscription Agreement if, in the opinion of counsel to the Issuer, such restrictive legend is no longer necessary.

7.    CONDITIONS TO CLOSING.

      (a) CONDITIONS TO ISSUER'S OBLIGATIONS. It shall be a condition to the obligations to Issuer to consummate the Closing Transactions that, on or before the Closing Date:

      (i) The Shareholders' Consent shall have been executed and delivered by each of the shareholders of SOTAMO; and

      (ii) The Option Agreement shall not have been exercised, except as the same shall have been exercised before the date of this Agreement (and Subscriber hereby covenants and agrees that it shall not further exercise its rights, or permit any other party to exercise any of the rights, under the Option Agreement.

      (iii) Subscriber shall have fulfilled and complied with, in a timely manner and in all material respects, all of its covenants, agreements and obligations under this Agreement to be fulfilled or complied with by it on or before the Closing Date.

      (b) CONDITIONS TO SUBSCRIBER'S OBLIGATIONS. It shall be a condition to the obligations to Subscriber to consummate the Closing Transactions that, on or before the Closing Date:

      (i) After the date hereof, there shall not have been any material adverse change in the financial condition or business prospects, taken as a whole, of the Issuer.

      (ii) The Issuer shall have fulfilled and complied with, in a timely manner and in all material respects, all of its covenants, agreements and obligations under this Agreement to be fulfilled or complied with by it on or before the Closing Date.

8.    MISCELLANEOUS.

      (a) GOVERNING LAW. This Subscription Agreement shall be governed by and interpreted in accordance with the rules of the laws of the state of Colorado in the United States of America.

      (b) COUNTERPART SIGNATURES. This Subscription Agreement may be executed in one or more counterparts each of which shall constitute an original and both of which together shall constitute one and the same instrument effective as of the date first below written.

      (c) ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Subscription Agreement may be amended only by a writing executed by all parties hereto.

Dated the 19th day of the month of July, 1996.

"SUBSCRIBER"                           ASIA ENERGY LTD.

                                       By: /s/
                                          -----------------------------------
                                          Name:
                                                -----------------------------
                                          As Its Authorized:
                                                             ----------------


"ISSUER"                               TERRITORIAL RESOURCES, INC.

                                       By: /s/
                                          -----------------------------------
                                          Name:
                                                -----------------------------
                                          As Its Authorized:
                                                             ----------------

EXHIBIT A    Form of Shareholders' Consent
EXHIBIT B    Form of Administrative Services Agreement
EXHIBIT C    Definition of "US Person" under Regulation S

                       EXHIBIT C TO SUBSCRIPTION AGREEMENT

                           DEFINITION OF A "US PERSON"
  UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED
                          STATES OF AMERICA, AS AMENDED

                     A "US Person" is any of the following:

I. Any natural person resident in the United States of America, its territories and possessions, any State of the United States of America, and the District of Columbia (the "United States");

II. Any partnership or corporation organized or incorporated under the laws of the United States;

III.  Any estate of which any executor or administrator is a US Person;

IV.   Any trust of which any trustee is a US Person;

V.    Any agency or branch of a foreign entity located in the United States;

VI. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US Person;

VII. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

VIII. Any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a US Person principally for the purpose of investing in securities not registered under the Securities Act of 1933 of the United States, as amended (the "Act"), unless it is organized or incorporated, or owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.


          Notwithstanding the above, the following are NOT US Persons:


IX. Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-US Person by a dealer or other professional fiduciary organized, incorporated, or (if any individual) resident in the United States;

X. Any estate of which any professional fiduciary acting as executor or administrator is a US Person if an executor or administrator of the estate who is not a US Person has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law;

XI. Any trust of which any professional fiduciary acting as a trustee is a US Person, if a trustee who is not a US Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a US Person;

XII. An employee benefit plan established and administered in accordance with the law of a country other than the United States and with the customary practices and documentation of such country;

XIII. Any agency or branch of a US Person located outside the United States if the agency or branch operates for valid business reasons; and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; or

XIV. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.